June 26, 2024

BNY MELLON INVESTMENT FUNDS VII, INC.

- BNY Mellon Short Term Income Fund

Supplement to Current Statement of Additional Information

The following information supersedes and replaces contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
James DiChiaro	BNYMSTIF[1]	$10,001- $50,000

[1]	Information as of June 15, 2024.

GRP1-SAISTK-0624